UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 22, 1996
                                                 (November 15, 1996)
                                                 -------------------


                                FEI COMPANY

        Oregon                    0-22780                    93-0621989
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   (State or other              (Commission                (IRS Employer
    jurisdiction of               File No.)              Identification No.)
   incorporation or
     organization)


7451 NW Evergreen Parkway, Hillsboro, OR                     97124-5830
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(Address of principal executive offices)                      (Zip Code)


                               (503) 640-7500
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            (Registrant's telephone number, including area code)


                                 No Change
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            (Former name, former address and former fiscal year,
                       if changed since last report)

Item 5.  Other Events
---------------------

     On November 15, 1996 FEI Company (the "Registrant") entered into a Combination Agreement, dated as of that date, (the "Combination Agreement") between the Registrant and Philips Industrial Electronics International B.V. ("PIE") and issued a press release announcing the execution of the Combination Agreement. On November 22, 1996, PIE and the Registrant entered into a letter agreement amending certain terms of the Combination Agreement (as amended, the "Agreement"). Summarized below are the principal terms of the Agreement, a brief description of the Philips Electron Optics business to be combined with the Registrant and certain financial data related to the Philips Electron Optics business. The summary of principal terms of the Combination Agreement is qualified in its entirety by the text of the Combination Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

     Pursuant to the Agreement, PIE will consolidate substantially all of the assets and liabilities of the Philips electron optics business, other than the excluded assets and liabilities described below, (the "PEO Operations") into two newly formed, wholly owned subsidiaries of PIE:
Philips Electron Optics International B.V., a Netherlands corporation, ("PEO Holdings") and Philips Electron Optics, Inc., a Delaware corporation ("PEO-US"). PIE will transfer all of the outstanding shares of PEO Holdings and all of the outstanding shares of PEO-US to the Registrant and PIE has agreed that the assets of the PEO Operations shall include $8 million in cash. As a result of these transfers, PEO Holdings and PEO-US will become wholly owned subsidiaries of the Registrant.

     The Registrant will transfer to PIE such number of newly issued shares of the Registrant's Common Stock as will constitute, when issued, 55% of the shares of Common Stock of the Registrant then outstanding. Subsequent to the date of closing of the Combination ("Closing"), the Registrant will also issue to PIE, from time to time, that number of additional shares of the Registrant's Common Stock (the "Additional Shares") necessary to maintain PIE's ownership percentage (without regard to other possible share transactions) at not less than 55% after exercise of options and warrants to purchase the Registrant's Common Stock, if those options and warrants were outstanding or issuable without further action by the Registrant's Board of Directors, on the date of Closing.

     The assets and liabilities which will not be included in the PEO Operations and therefore not transferred to the Registrant are (i) the sales and service organizations related to the electron optics business of PIE in countries other than the U. S., Canada, Germany, France, Italy, Japan, The Netherlands and the United Kingdom, (ii) the principal manufacturing and administrative facility used by the PEO Operations in Eindhoven (Acht), The Netherlands, which will be leased to the Registrant by Philips for a term of ten years and (iii) certain other assets and liabilities not pertaining directly to the ongoing conduct of the PEO Operations.

     Following Closing, Mr. William A. Whitward, the general manager of the PEO Operations, will be the Chief Executive Officer of the Registrant and Mr. William G. Langley will be the Chief Financial Officer of the Registrant. Dr. Lynwood W. Swanson, the current Chairman of the Board and Chief Executive Officer of the Registrant will be the Chairman of the Board of the Registrant following the Closing and the remaining members of the Board of Directors will be Messrs. Langley, Lloyd R. Swenson and Donald R. VanLuvanee, all current members of the Board, and Messrs. Alfred B. Bok, Chief Executive Officer of PIE and Whitward, and three additional employees of Philips Electronics N.V. ("Philips"), the parent corporation of PIE, or its affiliates. All other current directors of the Registrant will resign.

     As long as Philips owns, directly or indirectly through PIE or any other of its affiliates, 40% or more of the outstanding voting securities of the Registrant, PIE has the right to buy, at the then-market price, additional voting securities of the Registrant at the time of issuances to third parties and in amounts needed for Philips to maintain its proportionate ownership of up to 55% of the Registrant's voting securities, as reduced by the net percentage of voting securities of the Registrant sold by PIE at any time.

     The obligation of the Registrant and PIE to consummate the Combination is conditioned, among other things, on the expiration of the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any other applicable antitrust laws. The consummation of the Combination is also subject to approval by shareholders of the Registrant at a special meeting expected to held in January 1997. Detailed information concerning the transaction will be contained in the Registrant's proxy statement to be distributed to shareholders.

     The PEO Operations develops, manufactures, sells and services electron optics-based instruments, principally electron microscopes. The principal business offices of the PEO Operations are located in Eindhoven, The Netherlands. The PEO Operations has manufacturing facilities located in The Netherlands, the Czech Republic and Massachusetts. The sales and service activities of the PEO Operations to be transferred to the Registrant are conducted through Philips' subsidiaries in Canada, France, Germany, Italy, Japan, The Netherlands, the United Kingdom and the U.S.

     For the year ended December 31, 1995 and the nine months ended September 30, 1996, the PEO Operations had sales of approximately $109.1 million and $71.1 million, respectively, and pre-tax income (loss) from operations of $9.2 million and $(2.3 million).

Item 7.  Exhibits
-----------------

2.1 Combination Agreement, dated as of November 15, 1996, between FEI Company and Philips Industrial Electronics International B.V.

2.2 Letter Agreement, dated November 22, 1996, between FEI Company and Philips Industrial Electronics International B.V.

2.3  List of omitted schedules to Combination Agreement

99.1 Press release dated November 15, 1996

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 22, 1996

                                FEI COMPANY



                                By  WILLIAM G. LANGLEY
                                    -------------------------------------------
                                    William G. Langley
                                    President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                               EXHIBIT INDEX


Exhibit No.      Description                                 Sequential Page No.
-----------      -----------                                 -------------------

   2.1           Combination Agreement, dated as of
                 November 15, 1996, between FEI Company
                 and Philips Industrial Electronics
                 International B.V.

   2.2           Letter Agreement, dated November 22,
                 1996, between FEI Company and Philips
                 Industrial Electronics International
                 B.V.

   2.3           List of omitted schedules to
                 Combination Agreement

   99.1          Press release dated November 15, 1996